                                                                    EXHIBIT 10.6


                             EMPLOYMENT AGREEMENT
                             --------------------

     AGREEMENT, dated as of May 1, 1990, between LOEWS THEATRE MANAGEMENT CORP., a Delaware corporation which maintains its corporate headquarters in New York, New York (the "Company"), and SEYMOUR SMITH ("Employee"), residing at 140-10
                                                                      ------
84th Drive, Jamaica, NY.
-----------

     The parties hereby agree as follows:

     1.   TERM OF EMPLOYMENT.
          ------------------

          The Company hereby employs Employee, and Employee hereby accepts employment, on the terms and subject to the conditions hereinafter set forth, for a term (the "Employment Period") commencing on May 1, 1990 and continuing until April 30, 1992 (the "Expiration Date").

     2.   DUTIES AND PRIVILEGES. During the Employment Period, Employee shall
          ----------------------
serve as Executive Vice President and General Counsel of the Company; be responsible to and report to the General Counsel of Columbia Pictures Entertainment, Inc. ("CPE"), or to such other person as may be designated by the Chief Executive Officer of CPE (the person to whom Employee reports is herein called the "Supervisory Officer"); perform such services consistent with Employee's position hereunder as the Supervisory Officer may from time to time require; devote Employee's entire business time, ability and energy exclusively to the performance of Employee's duties hereunder; and use Employee's best efforts to advance the interests and businesses of the Company, its divisions, subsidiaries and affiliates. Employee's office shall be located at the Company's offices in the New York-New Jersey metropolitan area.

     3.   COMPENSATION.
          -------------

          (a) The Company shall pay to Employee a salary at the rate of $275,000 per year from May 1, 1990 through April 30, 1991 and $300,000 per year from May 1, 1991 through the remainder of the Employment Period.

          (b) During the Employment Period, Employee shall be eligible to participate in all then-operative employee benefit plans of CPE or its affiliates which are applicable generally to the Company's executives of comparable rank to Employee ("Employee Benefit Plans"), subject to the respective terms and conditions of such Employee Benefit Plans. Nothing contained in this Agreement shall obligate the Company to adopt or implement any Employee Benefit Plan, or prevent or limit the Company from making any blanket amendments, changes, or modifications of the eligibility requirements or any other provisions of, or terminating, any Employee Benefit Plan at any time (whether during or after the Employment Period), and Employee's participation in or entitlement under any such Employee Benefit Plan shall at all times be subject in all respects thereto.

          (c) Employee may be eligible to receive, in the sole and absolute discretion of the Company, an annual bonus. The Company's determination whether or not to pay to Employee a bonus, and the amount and timing of such bonus, if any, shall be final and binding.

          (d) To facilitate Employee's performance of Employee's duties hereunder, the Company shall make available to Employee during the Employment Period a leased automobile or car allowance in accordance with the Company's automobile policy as from time to time in effect.

          4.   EXPIRATION OF TERM AND TERMINATION.
               -----------------------------------

          (a) Employee's employment by the Company and this Agreement shall automatically expire and terminate on the Expiration Date unless sooner terminated pursuant to the provisions of this Section 4.

          (b) Employee's employment by the Company and this Agreement shall automatically terminate upon Employee's death.

          (c) The Company shall have the right and option, exercisable by giving written notice to Employee, to terminate Employee's employment by the Company and this Agreement at any time after Employee has been unable to perform the services or duties required of Employee in connection with Employee's employment by the Company as a result of physical or mental disability (or disabilities) which has (or have) continued for a period of twelve (12) consecutive weeks, or for a period of sixteen (16) weeks in the aggregate, during any twelve month (12) period.

          (d) The Company shall have the right and option, exercisable by giving written notice to Employee, to terminate Employee's employment by the Company and this Agreement at any time after the occurrence of any of the following events or contingencies (any such termination being deemed to be a termination "for cause"):

               (i) Employee materially breaches, materially repudiates or otherwise materially fails to comply with or perform any of the terms of this Agreement, and duties of Employee in connection with Employee's employment by the Company or any of the Company's policies or procedures, or deliberately interferes with the compliance by any other employee of the Company with any of the foregoing;

               (ii) The commission by Employee of a felony (whether or not prosecuted) or the pleading by Employee of no contest (or similar plea) to any felony (other than a crime for which vicarious liability is imposed upon Employee solely by reason of Employee's position with the Company, and not by reason of Employee's conduct);

               (iii) Any act or omission by Employee constituting fraud, gross negligence or willful misconduct in connection with Employee's employment by the Company; or

               (iv) Any other act, omission, event or condition constituting cause for the discharge of an employee under applicable law.

          (e) The Company shall have no obligation to renew or extend the Employment Period. Neither (i) the expiration of the Employment Period, (ii) the failure or refusal of the Company to renew or extend the Employment Period, this Agreement, or Employee's employment by the Company upon the Expiration Date nor
(iii) the termination of this Agreement by the Company pursuant to any provision of this Section 4 (except Section 4(g)), shall be deemed to constitute a termination of Employee's employment by the Company "without cause" for the purpose of triggering any rights of or cause of action by Employee.

          (f) If this Agreement, the Employment Period or Employee's employment by the Company is terminated or expires pursuant to any provision of this
Section 4 (other than Section 4(g)), or is terminated by Employee, Employee's right to receive salary or other compensation from the Company and all other rights and entitlements of Employee pursuant to this Agreement or as an employee of the Company shall forthwith cease and terminate, and the Company shall have no liability or obligation whatsoever to Employee, except that:

               (i) The Company shall be obligated to pay to Employee not later than the effective date of such termination all unpaid salary, car allowance, vacation and reimbursable expenses which shall have accrued as of the effective date of such termination; and

               (ii) The terms and conditions of applicable Employee Benefit Plans, if any, shall control Employee's entitlement, if any, to receive benefits thereunder.

          (g) The Company shall not be obligated to utilize Employee's services or any of the results and proceeds thereof or to permit Employee to retain any corporate office or to continue to do so; and the Company shall have the unilateral right, at any time, without notice, in the Company's sole and absolute discretion, to terminate Employee's employment by the Company, without cause, and for any reason or for no reason (the Company's "Termination Rights"). The Company's Termination Rights are not limited or restricted by, and shall supercede, any policy of the Company requiring or favoring continued employment of its employees during satisfactory performance, any seniority system or any procedure governing the manner in which the Company's discretion is to be exercised. No exercise by the Company of its Termination Rights shall, under any circumstances, be deemed to constitute (i) a breach by the Company of any term of this Agreement, express or implied (including without limitation a breach of any implied covenant of good faith and fair dealing), (ii) a wrongful discharge of Employee or a wrongful termination of Employee's employment by the Company,
(iii) a wrongful deprivation by the Company of Employee's corporate office (or authority, opportunities or other benefits relating thereto) or (iv) the breach by the Company of any other duty or obligation, express or implied, which the Company may owe to Employee pursuant to any principle or provision of law (whether contract or tort). If the Company elects to terminate Employee's employment by the Company without cause prior to the Expiration Date, the Company shall have no obligation or liability to Employee pursuant to this Agreement or otherwise, except to pay to Employee until the Expiration Date amounts equal to the salary and benefits provided in Section 3(a) and 3(b) hereof (excluding car allowance or car leasing programs), payable in the same installments and on the same dates as if Employee's employment by the Company had not been terminated; provided, however, that, immediately upon any termination of Employee's employment by the Company and continuing until the Expiration Date, Employee shall use Employee's best efforts to obtain other employment and to pursue other business activities, at a comparable level, and any amounts otherwise payable pursuant to this Section 4 shall be reduced by all amounts (whether direct or indirect salary, compensation or otherwise) earned by Employee from such other employment or business activities prior to the Expiration Date. Employee shall advise the Company on an ongoing basis of the efforts being undertaken by Employee to obtain other employment or business activities and shall promptly notify the Company in writing of all such other employment or business activities undertaken by Employee and the salary, compensation or other amounts received or to be received by Employee therefrom.

               (h) Immediately upon any termination of Employee's employment hereunder or of this Agreement (whether or not pursuant to this Section 4), Employee shall return to the Company all property of the Company heretofore provided to Employee by the Company, or otherwise in the custody, possession or control of Employee (including, without limitation, the "Confidential Materials" described in Paragraph 6(b) of Exhibit A attached hereto). Notwithstanding any provision of this Agreement to the contrary, no termination of this Agreement or of Employee's employment for any reason whatsoever shall in any manner operate to terminate, limit or otherwise affect the Company's ownership of any of the rights, properties or privileges granted to the Company hereunder.

     5.   CODE OF BUSINESS CONDUCT. Employee acknowledges that Employee has
          ------------------------
received and reviewed the Code of Business Conduct of Columbia Pictures Entertainment, Inc. and has completed and returned a signed copy thereof.

     6.   STANDARD TERMS.  Attached as Exhibit A hereto and deemed a part hereof
          --------------
are the Company's Standard Terms and Conditions of Employment Agreement, all of which terms are binding on the parties hereto and incorporated herein. For convenience, provisions of this Agreement shall be referred as "Sections" and provisions of the Standard Terms shall be referred to as "Paragraphs". In the case of any conflict between the terms of this Agreement and the terms of Exhibit A hereto, the terms of this Agreement shall govern.

     7.   SUPERCEDING AGREEMENT. This Agreement shall constitute the full and
          ---------------------
entire understanding of the parties hereto with respect to the subject matter hereof and shall supercede any prior agreements with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed on their behalf as of the date first above written.

                                                  /s/ Seymour Smith
                                                  -----------------------------
                                                  SEYMOUR SMITH


LOEWS THEATRE MANAGEMENT CORP.


By: [SIGNATURE ILLEGIBLE]
   -----------------------------

                                   EXHIBIT A
                                   ---------

             STANDARD TERMS AND CONDITIONS OF EMPLOYMENT AGREEMENT
             -----------------------------------------------------

     1.   DEFINITIONS. All capitalized terms used herein shall have the
          -----------
meanings ascribed to them in the Agreement attached hereto. The following words, terms and phrases (and variations thereof) used herein shall have the following meanings:

          (a) An "Affiliate" of a party means a Person which, directly or indirectly, owns or controls, is owned or controlled by, or is under common ownership or control with, such party.

          (b) "Intellectual Property" means any and all intellectual, artistic, literary, dramatic or musical rights, works or other materials of any kind or nature (whether or not entitled to protection under applicable copyright laws, or reduced to or embodied in any medium or tangible form), including without limitation all copyrights, patents, trademarks, service marks, trade secrets, contract rights, titles, characters, plots, themes, dialogue, stories, scripts, treatments, outlines, submissions, ideas, concepts, packages, compositions, artwork and logos, and all audio, visual or audio-visual works of every kind and in every stage or development, production and completion, and all rights to distribute, advertise, promote, exhibit or otherwise exploit any of the foregoing by any means, media or processes now known or hereafter devised.

          (c) "Media Business" means all Persons engaging in any of the following: (i) the creation, production, distribution, exhibition or other exploitation of theatrical motion pictures, television programs, sound recordings or other visual, audio or audio-visual works or recordings of any kind; (ii) television (including pay, free, over-the-air, cable and statellite) or radio broadcasting; (iii) book, newspaper or periodical publishing; (iv) music publishing; (v) "merchandising" (as that term is generally understood in the entertainment industry); or (vi) advertising.

          (d) "Person" means any individual, corporation, trust, estate, partnership, joint venture, company, association, league, group, governmental agency or other entity of any kind or nature.

     2.   COMPENSATION.
          ------------

          (a) Employee's salary shall be payable in equal installments (not less frequently than monthly) in accordance with the Company's customary payroll practices. No additional compensation shall be payable to Employee by reason of the number of hours worked or by reason of any hours worked on Saturdays, Sundays, holidays or otherwise. All compensation payable to

Employee hereunder (whether in the form of salary, benefits or otherwise) shall be subject to all applicable laws, statutes, governmental regulations or orders, the terms of all applicable Employee Benefit Plans and the terms of all agreements between or binding upon the Company and Employee requiring the deduction or withholding of any amounts from such payments, and the Company shall have the right to make such deductions and withholdings in accordance with the Company's interpretation thereof in the Company's sole judgment.

          (b) Subject to Section 4 of the Agreement, Employee shall be eligible to participate in fringe benefits, if any, maintained by the Company for employees generally on the same basis as comparable employees of the Company.

          (c) Subject to the requirements of Employee's position and corporate office, Employee shall be entitled to annual vacations in accordance with the Company's vacation policy in effect from time to time.

          (d) The Company recognizes that, in connection with Employee's performance of Employee's duties and obligations hereunder, Employee will incur certain ordinary and necessary expenses of a business character. The Company shall pay Employee for such business expenses on the presentation of itemized statements of such expenses, provided their extent and nature are approved in accordance with the policies and procedures of the Company.

     3.   RIGHT TO INSURE. The Company shall have the right to secure, in its
          ---------------
own name or otherwise and at its own expense, life, health, accident or other insurance covering or otherwise insuring Employee, and Employee shall have no right, title or interest in or to any such insurance or any of the proceeds or benefits thereof. Employee shall fully assist and cooperate with the Company in procuring any such insurance, including without limitation by submitting to such examinations, and by signing such applications and other instruments, as may reasonably be required by any insurance carrier to which application is made by the Company for any such insurance.

     4.   EMPLOYMENT EXCLUSIVE. Employee shall not perform services for any
          --------------------
Person other than the Company during the Employment Period without the prior written consent of the Company and will not during the Employment Period engage in any activity which would interfere with the performance of Employee's services hereunder, or become financially interested in or associated with, directly or indirectly, any Media Business.

     5.   INTEREST IN OTHER CORPORATIONS. Notwithstanding anything to the
          ------------------------------
contrary contained in Paragraph 4 hereof, Employee may own up to one percent (1%) or any class of any Person's outstanding securities which are listed on any national securities exchange, registered under Section 12(g) of the Securities Exchange Act of 1934 or otherwise publicly traded, provided that the holdings of Employee of any such security of a Media Business or any Person which does business with the Company or its Affiliates do not represent more than 10% of the aggregate of Employee's investment portfolio at any time.

     6.   OWNERSHIP OF PROCEEDS OF EMPLOYMENT; CONFIDENTIALITY OF INFORMATION,
          -------------------------------------------------------------------
ETC.
----

          (a) The Company shall be the sole and exclusive owner throughout the universe in perpetuity of all of the results and proceeds of Employee's services, work and labor during the Employment Period in connection with Employee's employment by the Company, including without limitation all Intellectual Property which Employee may develop, create, write or otherwise produce during the Employee Period, free and clear of any and all claims, liens or encumbrances. All results and proceeds of Employee's services, work and labor during the Employment Period shall be deemed to be works-made-for-hire for the Company within the meaning of the copyright laws of the United States and the Company shall be deemed to be the sole author thereof in all territories and for all purposes.

          (b) All information, documents, notes, memoranda and Intellectual Property of any kind received, compiled, produced or otherwise made available to Employee during or in connection with Employee's employment by the Company relating in any way to the business of the Company or of any of its Affiliates and which has not been made available or confirmed to the public by the Company ("Confidential Materials") shall be the sole and exclusive property of the Company and shall in perpetuity (both during and after Employee's employment by the Company) be maintained in utmost confidence by Employee and held by Employee in trust for the benefit of the Company. Employee shall not during the Employment Period or at any time thereafter directly or indirectly release or disclose to any other Person any Confidential Materials, except with the prior written consent of the Company and in furtherance of the Company's business or as required by law.

          (c) Employee shall not (without the Company's consent), directly or indirectly, at any time during the Employment Period or Employee's earlier termination (and, in the case of clause (i) below, for a period of twelve (12) months thereafter), nor shall Employee during such time period authorize or assist any other Person to, solicit, entice, persuade or induce any Person to do any of the following:

               (i) Terminate or refrain from extending or renewing (on the same or different terms) such Person's employment by, or contractual or business relationship with, the Company or any of its Affiliates; or

               (ii) Become employed by, enter into contractual relationships with, or make, create, produce or distribute any motion picture, television program or other Intellectual Property, or otherwise engage in any Media Business, for any Person other than the Company or its Affiliates (this clause
(ii) shall not apply if the Company has exercised its Termination Rights pursuant to Section 4(g) of the Agreement).

     (d) The Company shall have the right to use the Employee's name, approved biography (such approval not to be unreasonably withheld), and likeness in connection with its business, including in advertising its products and services, and may grant this right to others, but not for use as an endorsement.

     7.   WARRANTIES AND COVENANTS.  Employee warrants, represents and covenants
          ------------------------
to the Company as follows:

          (a) Employee is free to enter into this Agreement and to perform the services contemplated hereunder.

          (b) Employee is not currently (and will not, to the best knowledge and ability of Employee, at any time during the Employment Period be) subject to any agreement, understanding, obligation, claim, litigation, condition or disability which could adversely affect Employee's performance of any of Employee's obligations hereunder or the Company's complete ownership and enjoyment of all of the rights, powers and privileges granted to the Company hereunder.

          (c) No Intellectual Property written, composed, created or submitted by Employee at any time during Employee's employment by the Company shall, to the best of Employee's knowledge, violate the rights of privacy or publicity, constitute a libel or slander of infringe upon the copyright, literacy, personal, private, civil, property or other rights of any Person.

     8.   EMPLOYMENT AFTER TERM.   Employee's employment by the Company may be
          ---------------------
continued beyond the Expiration Date by the express consent of both parties (which consent each party shall have the right to grant or withhold in its sole and absolute discretion). In the event of any such continuation of Employee's employment by the Company beyond the Expiration Date, the relationship between the Company and Employee shall be that of employment-at-will which may be terminated by either the Company or Employee at any time upon ten (10) days' written notice, with or without cause, for any reason or for no reason, and without liability of any nature. Employee's employment by the Company, if any, after the Expiration Date shall be governed by all of the terms and conditions of this Agreement not inconsistent with the at-will nature of such employment.

     9.   IMMIGRATION.   In accordance with the Immigration Reform and Control
          -----------
Act of 1986 and the regulations adopted thereunder (8 CFR, Parts 109 and 274a), the obligations of the Company under this Agreement are subject to and conditioned upon Employee verifying and delivering to the Company, within three
(3) business days of Employee's first date of employment, the Form I-9 prescribed by the Immigration and Naturalization Service, and presenting to the officer of the Company designated therefor the original documentation required under such regulations to establish (i) the identity of Employee and (ii) that Employee is lawfully authorized to work in the United States. If Employee is unable to provide the documents required within the aforesaid three (3) business-day period, Employee must (i) present to such designated officer within said three (3) business days a receipt for the application for the documents prescribed and (ii) the original documents required within twenty-one (21) days of Employee's first date of employment. If Employee fails to verify and deliver the Form I-9 and present the required original documents within the stated time period, this Agreement and Employee's employment hereunder shall cease and terminate as if this Agreement had never been entered into and neither party shall have any further right, duty or obligation to the other under this Agreement.

     10.  EQUITABLE RELIEF.   Employee acknowledges that the services to be
          ----------------
rendered by Employee under this Agreement, and the rights and privileges granted by Employee to the Company hereunder, are of a special, unique, extraordinary and intellectual character which gives them a peculiar and special value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, and a breach by Employee of any of the provisions hereof will cause the Company great and irreparable injury. Employee acknowledges that the Company shall, therefore, be entitled, in addition to any other remedies which it may have under this Agreement or at law, to receive injunctive and other equitable relief (including without limitation specific performance) to enforce any of the rights and privileges of the Company or any of the covenants or obligations of Employee hereunder. Nothing contained herein, and no exercise by the Company of any right or remedy, shall be construed as a waiver by the Company of any other rights or remedies which the Company may have. In the event that any court or tribunal shall at any time hereafter hold any covenants or restrictions contained in this Agreement to be unenforceable or unreasonable as to the scope, territory or period of time specified therein, such court shall have the power, and is specifically requested by Employee and the Company, to declare or determine the scope, territory or period of time which it deems to be reasonable or enforceable and to enforce the restrictions contained therein to such extent.

     11.  GOVERNING LAW, LEGAL PROCEEDINGS AND REMEDIES.
          ---------------------------------------------

          (a) The substantive laws (as distinguished from the choice of law rules) of the State of New York shall govern (i) the validity and interpretation of this Agreement, (ii) the performance by the parties hereto of their respective duties and obligations hereunder and (iii) all other causes of action (whether sounding in contract or in tort) arising out of or relating in any fashion to Employee's employment by the Company or the termination of such employment.

          (b) Any and all actions, suits or legal proceedings of any nature (whether sounding in contract or in tort) arising out of or relating to this Agreement, to the employment of Employee by the Company or to the termination of such employment shall be initiated and maintained only in a state or federal court located in the City and County of New York, State of New York, which shall be the exclusive forum for, and shall have sole and exclusive jurisdiction over the subject matter of, all such proceedings. The Company and Employee each hereby submit and subject themselves irrevocably to the personal jurisdiction of such New York state and federal courts.

          12.  NOTICES. All notices, requests, demands or other communications
               -------
in connection with this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person, or by United States mail, postage prepaid, certified or registered, with return receipt requested, or otherwise actually delivered:

          If to Employee, to him or her at the address listed on page 1 of this Agreement.

          If to the Company, to it at:

          711 Fifth Avenue
          New York, New York 10022
          Attention: General Counsel

or such other addresses as Employee or the Company shall have designated by written notice to the other party hereto. Any such notice, demand or other communication shall be deemed to have been given on the date actually delivered or upon the expiration of three (3) days after the date mailed, as the case may be.

          13.  MISCELLANEOUS.
               -------------

               (a) This Agreement and the exhibits hereto contain a complete statement of all of the arrangements between the parties with respect to Employee's employment by the Company, supersede all existing agreements between them concerning Employee's employment and cannot be changed or terminated orally. No provision of this Agreement shall be interpreted against any party because that party or its legal representative drafted the provision. There are no warranties, representations or covenants, oral or written, express or implied, except as expressly set forth herein. Employee acknowledges that Employee does not rely and has not relied upon any representation or statement made by the Company or any of its representatives relating to the subject matter of this Agreement except as set forth herein.

          (b) If an provision of this Agreement or any portion thereof is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision, and all of the remaining provisions of this Agreement, shall continue in full force and effect and no provision shall be deemed dependent on any other provision unless so expressed herein.

          (c) The failure of a party to insist on strict adherence to any term of this Agreement shall not be considered a waiver of, or deprive that party of the right thereafter to insist on strict adherence to, that term or any other term of this Agreement.

          (d) The headings in this Agreement (including the exhibits hereto) are solely for convenience of reference and shall not affect its interpretation.

          (e) The relationship between Employee and the Company is exclusively that of employer and employee, and the Company's obligations to Employee hereunder are exclusively contractual in nature.

          (f) Employee shall, at the request of the Company, execute and deliver to the Company all such documents as the Company may from time to time deem necessary or desirable to evidence, protect, enforce or defend its right, title and interest in or to any Confidential Materials, Intellectual Property or other items described in Paragraph 6 hereof. If Employee shall fail or refuse to execute or deliver to the Company any such document upon request, the Company shall have, and is granted, the power and authority to execute the same in Employee's name, as Employee's attorney-in-fact, which power is coupled with an interest and irrevocable.

          (g) The Company may assign this Agreement, Employee's services hereunder or any of the Company's interests herein (i) to any Person which is a party to a merger or consolidation with the Company, (ii) to any Affiliate of the Company or (iii) to any Person acquiring substantially all of the assets of the Company or the unit of the Company for which Employee is rendering services; and, provided that any such assignee assumes the Company's obligations under this Agreement, the Company shall thereupon be relieved of any and all liability hereunder. Employee shall not have the right to assign this Agreement or to delegate any duties imposed upon Employee under this Agreement without the written consent of the Company, and any such purported assignment or delegation shall be void ab initio.
                                                          -- ------

********************************************************************************

                        LOEWS THEATRE MANAGEMENT CORP.

                                                        As of November 14, 1991

Mr. Seymour Smith
140-10 84th Drive
Jamaica, New York 11435

Dear Mr. Smith:

     Reference is made to the employment agreement (the "Agreement") dated as of May 1, 1990, between you and Loews Theatre Management Corp. (the "Company"). All capitalized terms used herein without definition shall have the same meaning ascribed to them in the Agreement.

     The parties hereby amend the Agreement as follows:

     1. The Employment Period shall be extended until April 30, 1993, and the term "Expiration Data" in Section 1 of the Agreement shall be amended to mean April 30, 1993.

     2. The Company shall pay to Employee a salary at the rate of $325,000 per year from May 1, 1992 through the remainder of the Employment Period.

     Except as otherwise provided herein, the Agreement remains unchanged.

     Please acknowledge your agreement to the above by signing below.

                                             Very truly yours,

                                             LOEWS THEATRE MANAGEMENT CORP.

                                             By: [SIGNATURE ILLEGIBLE]
                                                ------------------------
                                                 [SIGNATURE ILLEGIBLE]

Agreed to as of
the date first
above written:

/s/ SEYMOUR SMITH
-------------------
SEYMOUR SMITH

                        LOEWS THEATRE MANAGEMENT CORP.

                                                             As of March 9, 1993

Seymour Smith, Esq.
140-10 84th Drive
Jamaica, New York 11435

Dear Mr. Smith:

     Reference is made to the employment agreement (the "Agreement") dated as of May 1, 1990, as amended, between you and Loews Theatre Management Corp. (the "Company"). All capitalized terms used herein without definition shall have the meaning ascribed to them in the Agreement.

     The parties hereby amend the Agreement as follows:

     1. The Employment Period shall be extended until April 30, 1995, and the term "Expiration Date" in Section 1 of the Agreement shall be amended to mean April 30, 1995.

     2. Section 3(a) shall be amended to provide that, effective May 1, 1993 and May 1, 1994 (each, an "Adjustment Date"), the amount of the annual salary payment pursuant to Section 3(a) shall be increased to reflect the increase (if any) in the cost of living during the previous year, by adding to the salary the amount obtained by multiplying such previous annual salary by the percentage by which the level of the Consumer Price Index for the New York/Northeastern New Jersey Area, as reported as of the Adjustment Date by the Bureau of Labor Statistics of the United States Department of Labor, has increased over its level as of the prior year's May 1. In the event the information is not available on the Adjustment Date, the salary shall be adjusted retroactively immediately after such information becomes available, and Employee shall be paid promptly thereafter a lump sum equal to the amount Employee would have received, less actual amounts received, had such adjustment been made earlier.

     Except as otherwise provided herein, the Agreement remains unchanged.

     Please acknowledge your agreement to the above by signing below.

                                             Very truly yours,
                                             LOEWS THEATRE MANAGEMENT CORP.


                                             By: [SIGNATURE ILLEGIBLE]
                                                ----------------------

Agreed to as of
the date first
above written:

/s/ SEYMOUR SMITH
---------------------
SEYMOUR SMITH

[LETTERHEAD OF SONY THEATRES APPEARS HERE]


                                 May 10, 1995


Seymour H. Smith, Esq.
140-10 84th Drive
Jamaica, New York 11435

Dear Seymour:

Reference is made to your Employment Agreement dated as of May 1, 1990, amended as of November 14, 1991 and as of March 9, 1993 (the "Agreement") between you and Loews Theatre Management Corp., now known as Sony Theatre Management Corp. (the "Company"). All capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

The parties hereby further amend the Agreement as follows:

The Employment Period is hereby extended to April 30, 1996, and the term "Expiration Date" in Section 1 of the Agreement shall be amended to mean April 30, 1996.

Paragraph 2 of the Amendment dated as of March 9, 1993, which provides for an adjustment of your annual salary based on the Consumer Price Index, is incorporated herein, and is effective as of May 1, 1995, in respect of the Employment Period covered by this Amendment.

Except as provided herein, the Agreement is ratified and confirmed.

Please acknowledge your agreement to the above by signing below.

                                 Sincerely yours,

                                 SONY THEATRE MANAGEMENT CORP.


                                By:/s/ Barrie L. Loeks
                                   -----------------------
                                    Barrie Lawson Loeks
                                    Chairman

AGREED TO:

/s/ S. H. Smith
---------------------
Seymour H. Smith

[LETTERHEAD OF SONY THEATRES APPEARS HERE]


                                April 11, 1996


Seymour H. Smith, Esq.
140-10 84th Drive
Jamaica, New York 11435

Dear Seymour:

Reference is made to your Employment Agreement dated as of May 1, 1990, amended as of November 14, 1991, March 9, 1993 and May 10, 1995 (the "Agreement") between you and Loews Theatre Management Corp., now known as Sony Theatre Management Corp. (the "Company"). All capitalized terms used herein shall have the same meaning ascribed to them in the Agreement.

The parties hereby further amend the Agreement as follows:

The Employment Period is hereby extended to April 30, 1997, and the term "Expiration Date" in Section 1 of the Agreement shall be amended to mean April 30, 1997.

Paragraph 2 of the Amendment dated as of March 9, 1993, which provides for an adjustment of your annual salary based on the Consumer Price Index, is incorporated herein, and is effective as of May 1, 1996, in respect of the Employment Period covered by this Amendment.

Except as provided herein, the Agreement is ratified and confirmed.

Please acknowledge your agreement to the above by signing below.

                                 Sincerely yours,

                                 SONY THEATRE MANAGEMENT CORP.


                                By:/s/ Barrie L. Loeks
                                   ----------------------
                                    Barrie Lawson Loeks
                                    Chairman

AGREED TO:

/s/ S.H.Smith
---------------------
Seymour H. Smith

                     [LOGO OF LOEWS THEATRES APPEARS HERE]

                  [LETTERHEAD OF LOEWS THEATRES APPEARS HERE]

                                 June 6, 1997

Seymour H. Smith, Esq.
140-10 84th Drive
Jamaica, New York 11435

Dear Seymour:

Reference is made to your Employment Agreement dated as of May 1, 1990, amended as of November 14, 1991, March 9, 1993, May 10, 1995 and April 11, 1996 (the "Agreement") between you and Loews Theatre Management Corp. (the "Company"). All capitalized terms used herein shall have the same meaning ascribed to them in the Agreement.

The parties hereby further amend the Agreement as follows:

The Employment Period is hereby extended from May 1, 1997 to April 30, 1998, and the term, "Expiration Date" in Section 1 of the Agreement shall be amended to mean April 30, 1998.

Paragraph 2 of the Amendment dated as of March 9, 1993, which provides for an adjustment of your annual salary based on the Consumer Price Index, is incorporated herein, and is effective during the Employment Period covered by this Amendment.

Except as provided herein, the Agreement is ratified and confirmed.

Please acknowledge your agreement to the above by signing below.

                                             Sincerely yours,

                                             LOEWS THEATRE MANAGEMENT CORP.


                                             By: /s/ Barrie Lawson Loeks
                                                -------------------------
                                                     Barrie Lawson Loeks
                                                     Chairman

AGREED TO:

/s/ Seymour H. Smith
---------------------
Seymour H. Smith